UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2021
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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1 Glenwood Ave Suite 1001, Raleigh, North Carolina 27603
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ISDR	NYSE American

EXPLANATORY NOTE

On March 4, 2021, Issuer Direct Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) and issued a press release reporting fourth quarter and full year financial results for 2020. Subsequently, the Company determined that the press release contained errors with respect to certain numbers related to the non-GAAP net income per diluted share numbers for the three months ended December 31, 2020 set forth in the table relating to the reconciliation of certain selected GAAP measures to non-GAAP measures.

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to amend and restate the Original Form 8-K in its entirety and to furnish a corrected press release as Exhibit 99.1, which supersedes and replaces the press release filed as Exhibit 99.1 to the Original Form 8-K in its entirety.

Item 2.02 — Results of Operations and Financial Condition

On March 5, 2021, Issuer Direct Corporation (the “Company”) issued a correction to its press release previously distributed on March 4, 2021, reporting the Company’s results for the year ended December 31, 2020. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in Item 2.02 of this report, including the press release attached as Exhibit 99.1, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, such information shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

Item 9.01 — Financial Statements and Exhibits

 (d) Exhibits:

Exhibit No.	Description

99.1	Press Release issued by the Company on March 5, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: March 5, 2021	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company on March 5, 2021.